UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES


Investment Company Act file number:  811-08702


ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.


(Exact name of registrant as specified in charter)


1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)


Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)


Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2005

Date of reporting period:    September 30, 2005




ITEM 1.    REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management

Alliance All-Market Advantage Fund

Annual Report

September 30, 2005




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.


November 16, 2005

Annual Report
This report provides management's discussion of fund performance for Alliance All-Market Advantage Fund (the "Fund") for the annual reporting period ended September 30, 2005. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AMO".

Investment Objectives and Policies
This closed-end fund seeks long-term growth of capital through all market conditions. Consistent with the investment style of Alliance's Large Cap Growth Group, the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensively researched, high-quality companies that, in Alliance's judgment, are likely to achieve superior earnings growth. The core portfolio typically consists of the 25 companies that are the most highly regarded at any point in time. The balance of the Fund's portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential. The Fund makes substantial use of specialized trading techniques, such as short selling, options, futures and leverage in an effort to enhance returns. The use of these techniques entails special risks. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note E-Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 18.

Investment Results
The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 1000 Growth Index, as well as the overall stock market, as represented by the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended September 30, 2005.

For the 12-month period ended September 30, 2005, the Fund outperformed its benchmark due to strong stock selection in the information technology, health care and financial sectors. The Fund's overweighted position in the energy sector, in addition to underweighted positions in the consumer staples and industrials sectors, also contributed to the Fund's outperformance. Poor stock selection in the consumer discretionary, consumer staples and industrials sectors detracted from the Fund's performance during the 12-month reporting period.

For the six-month period ended September 30, 2005, the Fund outperformed its benchmark due to strong stock selection in the information technology, health care, financial and consumer discretionary sectors. As in the 12-month period, the Fund's overweighted position in the energy sector, in addition to underweighted positions in the consumer staples and industrials sectors, also contributed to the Fund's outperformance. Stock selection in the industrial and consumer staples sectors detracted from the Fund's performance during the six-month period.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 1


Market Review and Investment Strategy
U.S. equity markets increased over the 12-month period under review, driven by strong corporate profitability, low interest rates, low inflation and strong productivity. Consumer strength was driven by a strong housing market. However, the U.S. Federal Reserve (the "Fed") continued to raise rates in an effort to slow inflation growth that was being driven partly by high oil prices. The economy has begun to slow, mainly as a result of the Fed's actions.

The 12-month period ended September 30, 2005 was another year where value style investing once again outperformed growth style investing. However, there are some signs that may be about to change. Historically, growth stocks have outperformed the broad market during periods of decelerating economic growth and rising interest rates. In uncertain times, investors generally prefer companies that can generate steady earnings growth and positive revisions. The Fund is well positioned for a market that rewards earnings. The Fund's portfolio managers have "traded up" over the last year by taking advantage of compressed valuations to invest in companies that their research indicates are poised to become tomorrow's growth leaders at relatively modest valuation premiums.


2 o ALLIANCE ALL-MARKET ADVANTAGE FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance
The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance All-Market Advantage Fund Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the designation "AllncAll". The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and in other newspapers in a table called "Closed-End Funds". For additional shareholder information regarding this Fund, please see page 41.

Benchmark Disclosure
The unmanaged Russell 1000 Growth Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. Investors cannot invest directly in indices, and their results are not indicative of any particular investment, including the Fund.

A Word About Risk
The Fund's assets can be invested in foreign securities. This may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility and less liquidity due to political and economic uncertainties in foreign countries. The Fund can engage in short selling, which is a type of investment strategy that can incur additional fees. If appropriate, the Fund can utilize a variety of leveraged investment strategies. Such borrowings involve additional risk to the Fund, since interest expense may be greater than the income from or appreciation of the securities carried by the borrowings and since the value of the securities carried may decline below the amount borrowed. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.



(Historical Performance continued on next page)


ALLIANCE ALL-MARKET ADVANTAGE FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

THE FUND VS. ITS BENCHMARK
PERIODS ENDED SEPTEMBER 30, 2005
                                                           Returns
                                                 6 Months           12 Months
-------------------------------------------------------------------------------
Alliance All-Market Advantage Fund (NAV)          17.79%              20.39%
Russell 1000 Growth Index                          6.57%              11.60%
S&P 500 Stock Index                                5.02%              12.25%

The Fund's Market Price per share on September 30, 2005 was $14.15. For additional Financial Highlights, please see page 23.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
9/30/95 TO 9/30/05

           Alliance All-Market           Russell 1000               S&P 500
           Advantage Fund (NAV)          Growth Index             Stock Index
-------------------------------------------------------------------------------
9/30/95           $10,000                  $10,000                  $10,000
9/30/96           $10,810                  $12,140                  $12,032
9/30/97           $17,908                  $16,547                  $16,897
9/30/98           $20,145                  $18,385                  $18,431
9/30/99           $28,646                  $24,792                  $23,553
9/30/00           $34,423                  $30,601                  $26,678
9/30/01           $20,048                  $16,635                  $19,579
9/30/02           $15,509                  $12,890                  $15,571
9/30/03           $17,125                  $16,232                  $19,366
9/30/04           $17,766                  $17,451                  $22,050
9/30/05           $21,529                  $19,475                  $24,751

This chart illustrates the total value of an assumed $10,000 investment in Alliance All-Market Advantage Fund at net asset value (NAV) (from 9/30/95 to 9/30/05) as compared to the performance of the Fund's benchmark and the overall market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.


4 o ALLIANCE ALL-MARKET ADVANTAGE FUND


PORTFOLIO SUMMARY
September 30, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $51.7

[PIE CHART OMITTED]

SECTOR BREAKDOWN*
[ ]  36.8%   Technology
[ ]  19.4%   Health Care
[ ]  12.8%   Consumer Services
[ ]  10.2%   Finance
[ ]   8.4%   Energy
[ ]   4.0%   Consumer Staples
[ ]   1.2%   Capital Goods
[ ]   1.1%   Aerospace & Defense
[ ]   0.6%   Consumer Manufacturing
[ ]   0.1%   Multi-Industry

[ ]   5.4%   Short-Term


TEN LARGEST HOLDINGS
September 30, 2005

                                                                   Percent of
Company                                      U.S. $ Value          Net Assets
-------------------------------------------------------------------------------
Google, Inc. Cl. A                             $2,500,034             4.8%
Apple Computer, Inc.                            2,364,200             4.6
QUALCOMM, Inc.                                  2,215,125             4.3
Halliburton Co.                                 2,178,936             4.2
Yahoo!, Inc.                                    2,067,624             4.0
eBay, Inc.                                      1,962,768             3.8
Genentech, Inc.                                 1,877,883             3.6
Corning, Inc.                                   1,828,618             3.6
Broadcom Corp. Cl. A                            1,754,434             3.4
Marvell Technology Group Ltd.                   1,719,903             3.3
                                              $20,469,525            39.6%

* All data are as of September 30, 2005. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.
      Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.



ALLIANCE ALL-MARKET ADVANTAGE FUND o 5


PORTFOLIO OF INVESTMENTS
September 30, 2005

Company                                            Shares     U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-93.8%

Technology-38.0%
Communication Equipment-11.5%
Corning, Inc.(a)                                   94,600       $1,828,618
Juniper Networks, Inc.(a)                          67,100        1,596,309
Motorola, Inc.                                     13,500          298,215
QUALCOMM, Inc.                                     49,500        2,215,125
                                                               -----------
                                                                 5,938,267
                                                               -----------

Computer Hardware / Storage-7.7%
Apple Computer, Inc.(a)                            44,100        2,364,200
Dell, Inc.(a)                                      46,700        1,597,140
                                                               -----------
                                                                 3,961,340
                                                               -----------

Computer Peripherals-0.4%
Network Appliance, Inc.(a)                          8,500          201,790
                                                               -----------

Computer Software-2.3%
Electronic Arts, Inc.(a)                           20,840        1,185,588
                                                               -----------

Internet Infrastructure-3.8%
eBay, Inc.(a)                                      47,640        1,962,768
                                                               -----------

Internet Media-4.0%
Yahoo!, Inc.(a)                                    61,100        2,067,624
                                                               -----------

Semiconductor Components-7.7%
Broadcom Corp. Cl. A(a)                            37,400        1,754,434
Marvell Technology Group Ltd. (Bermuda)(a)         37,300        1,719,903
Texas Instruments, Inc.                            15,800          535,620
                                                               -----------
                                                                 4,009,957
                                                               -----------

Software-0.6%
NAVTEQ Corp.(a)                                     6,200          309,690
                                                               -----------
                                                                19,637,024
                                                               -----------

Health Care-17.3%
Biotechnology-8.2%
Affymetrix, Inc.(a)                                 4,800          221,904
Amgen, Inc.(a)                                     16,700        1,330,489
Genentech, Inc.(a)                                 22,300        1,877,883
Gilead Sciences, Inc.(a)                           17,100          833,796
                                                               -----------
                                                                 4,264,072
                                                               -----------

Drugs-2.7%
Teva Pharmaceutical Industries Ltd.
  (ADR) (Israel)                                   41,100        1,373,562
                                                               -----------

Medical Products-4.2%
Alcon, Inc. (Switzerland)                          13,100        1,675,228
St. Jude Medical, Inc.(a)                           7,900          369,720
Zimmer Holdings, Inc.(a)                            1,800          124,002
                                                               -----------
                                                                 2,168,950
                                                               -----------


6 o ALLIANCE ALL-MARKET ADVANTAGE FUND


Company                                            Shares     U.S. $ Value
-------------------------------------------------------------------------------

Medical Services-2.2%
Caremark RX, Inc.(a)                                6,600      $   329,538
WellPoint, Inc.(a)                                 10,500          796,110
                                                               -----------
                                                                 1,125,648
                                                               -----------
                                                                 8,932,232
                                                               -----------

Consumer Services-13.2%
Advertising-0.5%
Getty Images, Inc.(a)                               3,100          266,724
                                                               -----------

Broadcasting & Cable-1.6%
The E.W. Scripps Co. Cl. A                         16,700          834,499
                                                               -----------

Entertainment & Leisure-0.7%
Carnival Corp. (Panama)                             7,300          364,854
                                                               -----------

Restaurant & Lodging-0.5%
Hilton Hotels Corp.                                11,500          256,680
                                                               -----------

Retail-General Merchandise-5.0%
Lowe's Cos., Inc.                                  24,200        1,558,480
Target Corp.                                       20,100        1,043,793
                                                               -----------
                                                                 2,602,273
                                                               -----------

Miscellaneous-4.9%
Google, Inc. CI. A(a)                               7,900        2,500,034
                                                               -----------
                                                                 6,825,064
                                                               -----------

Finance-10.2%
Banking-Regional-0.6%
Northern Trust Corp.                                5,900          298,245
                                                               -----------

Brokerage & Money Management-7.3%
Franklin Resources, Inc.                           12,500        1,049,500
Legg Mason, Inc.                                    9,200        1,009,148
Merrill Lynch & Co., Inc.                           9,800          601,230
The Goldman Sachs Group, Inc.                       9,000        1,094,220
                                                               -----------
                                                                 3,754,098
                                                               -----------

Insurance-2.3%
ACE Ltd. (Cayman Islands)                           5,600          263,592
AFLAC, Inc.                                         9,200          416,760
American International Group, Inc.                  8,400          520,464
                                                               -----------
                                                                 1,200,816
                                                               -----------
                                                                 5,253,159
                                                               -----------

Energy-8.6%
Domestic Producers-1.1%
Noble Energy, Inc.                                 12,584          590,190
                                                               -----------


ALLIANCE ALL-MARKET ADVANTAGE FUND o 7


                                                Shares or
Company                                       Contracts(b)    U.S. $ Value
-------------------------------------------------------------------------------

Oil Service-7.5%
Halliburton Co.                                    31,800      $ 2,178,936
Nabors Industries Ltd. (Bermuda)(a)                23,600        1,695,188
                                                               -----------
                                                                 3,874,124
                                                               -----------
                                                                 4,464,314
                                                               -----------

Consumer Staples-4.1%
Household Products-3.2%
The Procter & Gamble Co.                           27,900        1,658,934
                                                               -----------

Retail Stores-Food-0.9%
Walgreen Co.                                        2,500          108,625
Whole Foods Market, Inc.                            2,800          376,460
                                                               -----------
                                                                   485,085
                                                               -----------
                                                                 2,144,019
                                                               -----------

Aerospace & Defense-1.1%
Aerospace-1.1%
The Boeing Co.                                      8,400          570,780
                                                               -----------

Consumer Manufacturing-0.6%
Building Related-0.6%
Pulte Homes, Inc.                                   7,600          326,192
                                                               -----------

Capital Goods-0.6%
Miscellaneous-0.6%
General Electric Co.                                8,900          299,663
                                                               -----------

Multi Industry Companies-0.1%
Textron, Inc.                                         800           57,376
                                                               -----------

Total Common Stocks
  (cost $37,057,397)                                            48,509,823
                                                               -----------

CALL OPTIONS PURCHASED(a)-3.8%
American International Group, Inc.
  expiring Jan '06 @ $40                               80          178,800
General Electric Co.
  expiring Jan '06 @ $25                              395          351,550
St. Jude Medical, Inc.
  expiring Jan '06 @ $30                              170          293,250
Time Warner, Inc.
  expiring Oct '05 @ $20                              280            1,400
UnitedHealth Group, Inc.
  expiring Jan '06 @ $30                              272          722,160
WellPoint, Inc.
  expiring Jan '06 @ $42.50                           120          406,200
                                                               -----------

Total Call Options Purchased
  (cost $1,797,596)                                              1,953,360
                                                               -----------


8 o ALLIANCE ALL-MARKET ADVANTAGE FUND


                                                Principal
                                                   Amount
Company                                              (000)    U.S. $ Value
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-5.5%
Time Deposit-5.5%
The Bank of New York
  2.75%, 10/03/05
  (cost $2,861,000)                                $2,861      $ 2,861,000
                                                               -----------

Total Investments-103.1%
  (cost $41,715,993)                                            53,324,183
Other assets less liabilities-(3.1%)                            (1,597,206)
                                                               -----------

Net Assets-100%                                                $51,726,977
                                                               -----------


(a)   Non-income producing security.
(b)   One contract relates to 100 shares unless otherwise indicated.
      Glossary:
      ADR-American Depositary Receipt
      See notes to financial statements.



ALLIANCE ALL-MARKET ADVANTAGE FUND o 9


STATEMENT OF ASSETS & LIABILITIES
September 30, 2005

Assets
Investments in securities, at value (cost $41,715,993)           $  53,324,183
Cash                                                                       572
Receivable for investment securities sold                              297,400
Dividends and interest receivable                                       11,862
                                                                 -------------
Total assets                                                        53,634,017
                                                                 -------------

Liabilities
Dividends payable                                                    1,206,676
Payable for investment securities purchased                            557,864
Advisory fee payable                                                    36,920
Transfer agent fee payable                                               3,421
Accrued expenses                                                       102,159
                                                                 -------------
Total liabilities                                                    1,907,040
                                                                 -------------
Net Assets                                                       $  51,726,977
                                                                 -------------

Composition of Net Assets
Capital stock, at par                                                  $36,789
Additional paid-in capital                                          58,588,340
Accumulated net realized loss on investment transactions           (18,506,342)
Net unrealized appreciation of investments                          11,608,190
                                                                 -------------
                                                                 $  51,726,977
                                                                 -------------

Net Asset Value Per Share
  (based on 3,678,890 shares outstanding)                               $14.06
                                                                        ------

See notes to financial statements.


10 o ALLIANCE ALL-MARKET ADVANTAGE FUND


STATEMENT OF OPERATIONS
Year Ended September 30, 2005

Investment Income
Dividends (net of foreign taxes
  withheld of $4,567)                          $   438,002
Interest                                            29,312         $   467,314
                                               -----------
Expenses
Advisory fee                                       356,079
Custodian                                          124,626
Administrative                                      91,039
Audit                                               72,852
Legal                                               69,854
Shareholder servicing                               49,089
Printing                                            35,392
Directors' fees                                     33,862
Registration                                        23,916
Transfer agency                                     19,007
Miscellaneous                                        4,171
                                               -----------
Total expenses                                     879,887
Less: expenses waived by the Adviser
  (see Note B)                                     (30,910)
                                               -----------
Net expenses                                                           848,977
                                                                   -----------
Net investment loss                                                   (381,663)
                                                                   -----------

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                            3,242,844
  Futures contracts                                                   (185,912)
  Written options                                                     (111,404)
  Short sales                                                          (43,083)
Net change in unrealized
  appreciation/depreciation
  of investments                                                     6,734,680
                                                                   -----------
Net gain on investment transactions                                  9,637,125
                                                                   -----------
Net Increase in Net Assets
  from Operations                                                  $ 9,255,462
                                                                   -----------

See notes to financial statements.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 11


STATEMENT OF CHANGES IN NET ASSETS

                                               Year Ended          Year Ended
                                              September 30,       September 30,
                                                  2005                2004
-------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
from Operations
Net investment loss                            $  (381,663)        $  (668,182)
Net realized gain on investment
  transactions                                   2,902,445           5,115,863
Net change in unrealized
  appreciation/depreciation
  of investments                                 6,734,680          (2,358,096)
                                               ------------        ------------
Net increase in net assets
  from operations                                9,255,462           2,089,585

Distributions to Shareholders from
Net realized gain on investment
  transactions                                  (1,614,458)         (4,414,083)
Tax return of capital                           (3,192,492)           (759,509)

Common Stock Transactions
Reinvestment of dividends resulting in
  the issuance of common stock                     260,117             304,899
                                               ------------        ------------
Total increase (decrease)                        4,708,629          (2,779,108)

Net Assets
Beginning of period                             47,018,348          49,797,456
                                               ------------        ------------
End of period (including accumulated
  net investment income of $0 and $0,
  respectively)                                $51,726,977         $47,018,348
                                               ------------        ------------


See notes to financial statements.


12 o ALLIANCE ALL-MARKET ADVANTAGE FUND


NOTES TO FINANCIAL STATEMENTS
September 30, 2005

NOTE A
Significant Accounting Policies
Alliance All-Market Advantage Fund, Inc. (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or aredeemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the

ALLIANCE ALL-MARKET ADVANTAGE FUND o 13


"Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may usefair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions
Dividend income (or expense on securities sold short) is recorded on the exdividend date or as soon as the Fund is informed of the dividend. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

4. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the exdividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

The Fund distributes to its shareholders an amount equal to 2.5% of the Fund's total net assets at the beginning of each of the first three quarters of the calendar


14 o ALLIANCE ALL-MARKET ADVANTAGE FUND


year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets is distributed to shareholders. If these distributions exceed the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a return of capital to shareholders.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under the terms of an Investment Advisory Agreement, the Fund pays the Adviser a monthly fee at an annualized rate of 1.25% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee of plus or minus ..55% based upon the investment performance ofthe Fund in relation to the investment record of theRussell 1000 Growth Index. Effective July 1, 2004 through June 30, 2005, the Adviser voluntarily agreed to waive .05% of the base advisory fee. Effective July 1, 2005, the Adviser voluntarily agreed to waive an additional .05% of the base advisory fee. For the year ended September 30, 2005, such waiver amounted to $30,910. Effective October 1, 2005, the Adviser agreed to continue this .10% waiver of the base advisory fee until otherwise agreed with the Fund's Board of Directors. Under the terms of the Investment Advisory Agreement, the performance period for calculation of adjustments to the Basic Fee is a rolling 36month period ending with the most recent calendar month. During the year ended September 30, 2005, the fee as adjusted, amounted to .66% of the Fund's average net assets.

Pursuant to an Administration Agreement, the Fund reimburses the Administrator Alliance Capital Management, L.P. (the "Administrator") for its costs incurred for providing administrative services, provided however that such reimbursement shall not exceed an annualized rate of .25% of the average weekly net assets of the Fund.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, theFund reimburses AGIS for costs relating to servicing phone inquiries on behalf oftheFund. During the year ended September 30, 2005, the Fund reimbursed AGIS $280 for such cost.

Under the terms of a Shareholder Servicing Agreement, the Fund paid its Shareholder Servicing Agent, UBS PaineWebber Inc. a quarterly fee equal to the annualized rate of .10% of the Fund's average weekly net assets. The Shareholder Servicing Agreement was terminated effective October 1, 2005.

Brokerage commissions paid on investment transactions for the year ended September 30, 2005 amounted to $263,917, of which $5,587 and $0, respectively, was paid to Sanford C. Bernstein Co., LLC and Sanford C.Bernstein Limited, affiliates of the Adviser.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 15


NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2005, were as follows:

                                                 Purchases               Sales
-------------------------------------------------------------------------------

Investment securities (excluding
  U.S. government securities)                  $87,895,085         $92,985,511
U.S. government securities                              -0-                 -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are asfollows:

Cost                                                               $42,056,669
                                                                   -----------
Gross unrealized appreciation                                      $11,363,222
Gross unrealized depreciation                                          (95,708)
                                                                   -----------
Net unrealized appreciation                                        $11,267,514
                                                                   -----------


1. Financial Futures Contracts
The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in themarket. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of thefutures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Option Transactions
For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.


16 o ALLIANCE ALL-MARKET ADVANTAGE FUND


The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in written options for the year ended September 30, 2005 were as follows:

                                                 Number of            Premiums
                                                 Contracts            Received
-------------------------------------------------------------------------------

Options outstanding at
  September 30, 2004                                    -0-                $-0-
Options written                                      1,477             848,396
Options exercised                                     (461)           (347,763)
Options terminated in closing purchase
  transactions                                        (747)           (452,258)
Options expired                                       (269)            (48,375)
                                               ------------        ------------
Options outstanding at September 30, 2005               -0-                $-0-
                                               ------------        ------------


ALLIANCE ALL-MARKET ADVANTAGE FUND o 17


3. Securities Sold Short
The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from lossesthat could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE D
Capital Stock
There are 300,000,000 shares of $.01 par value common stock authorized, of which 3,678,890 shares were outstanding at September 30, 2005. During the years ended September 30, 2005 and September 30, 2004, the Fund issued 19,193 shares and 21,172 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE E
Risks Involved in Investing in the Fund
Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss thereunder to be remote.


18 o ALLIANCE ALL-MARKET ADVANTAGE FUND


NOTE F
Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004 were as follows:

                                                    2005                2004
-------------------------------------------------------------------------------

Distributions paid from:
  Ordinary income                             $1,614,458          $4,414,083
  Net long-term capital gains                         -0-                 -0-
                                             ------------        ------------
Total taxable distributions                    1,614,458           4,414,083
Tax return of capital                          3,192,492             759,509
                                             ------------        ------------
Total distributions paid                      $4,806,950          $5,173,592
                                             ------------        ------------

As of September 30,2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                            $(16,946,060)(a)
                                                                 -----------
Unrealized appreciation/(depreciation)                            11,254,584(b)
                                                                 -----------
Total accumulated earnings/(deficit)                             $(5,691,476)(c)
                                                                 -----------

(a) On September 30, 2005, the Fund had a net capital loss carryforward of $16,946,060 of which $5,475,704 expires in the year 2010 and $11,470,356 expires in 2011. Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders. During the year ended September 30, 2005, the Fund utilized $1,699,655 in carryforward losses.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

NOTE G
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 19


Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities


20 o ALLIANCE ALL-MARKET ADVANTAGE FUND


Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a nominal defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary


ALLIANCE ALL-MARKET ADVANTAGE FUND o 21


duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. The complaints have been consolidated in the Southern District of New York, and the Alliance defendants have moved to dismiss the consolidated complaint. That motion is pending.

On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b).

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.

On September 16, 2005, the SEC gave a Wells Notice to the Adviser claiming that the Adviser aided and abetted violations of Section 19(a) of the Investment Company Act by the Fund and another closed-end fund managed by the Adviser (the "Funds"). Section 19(a) requires disclosure of the character (e.g., return of capital) of dividend distributions by investment companies and the Wells Notice alleged that the Funds did not provide the required disclosure. The Funds revised their dividend disclosures in 2004 in response to the SEC's review of this matter and the Adviser believes the disclosures now fully comply with the requirements of Section 19(a). The Adviser has reached an agreement in principle with the SEC to resolve this matter, and the Adviser has recorded a $450,000 charge against third quarter 2005 earnings in connection therewith.


22 o ALLIANCE ALL-MARKET ADVANTAGE FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                               Year Ended September 30,
                                            -----------------------------------------------------------------
                                                2005         2004         2003         2002         2001
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.85       $13.69       $13.65       $19.68       $42.58
Income From Investment
  Operations
Net investment loss(a)                          (.10)(b)     (.18)        (.22)        (.26)        (.42)
Net realized and unrealized
  gain (loss) on investment
  transactions                                  2.62          .76         1.58        (3.82)      (15.36)
Net increase (decrease) in net
  asset value from operations                   2.52          .58         1.36        (4.08)      (15.78)
Less: Distributions
Distributions from net realized
  gain on investments                           (.44)       (1.21)          -0-          -0-       (3.52)
Tax return of capital                           (.87)        (.21)       (1.32)       (1.95)       (1.51)
Distribution in excess of
  net realized gain on
  investments                                     -0-          -0-          -0-          -0-       (2.09)
Total distributions                            (1.31)       (1.42)       (1.32)       (1.95)       (7.12)
Net asset value, end of period                $14.06       $12.85       $13.69       $13.65       $19.68
Market value, end of period                   $14.15       $14.19       $14.30       $13.45       $19.90
Premium/(Discount)                               .64%       10.43%        4.46%       (1.47)%       1.12%
Total Return
Total investment return
  based on:(c)
Market value                                    9.72%        9.39%       16.93%      (24.59)%     (38.96)%
Net asset value                                20.39%        3.74%       10.42%      (22.64)%     (41.76)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $51,727      $47,018      $49,797      $49,534      $71,180
Ratio to average net assets of:
  Expenses, before waivers                      1.79%        1.74%        2.28%        2.06%        2.45%
  Expenses, net of waivers, excluding interest
    expense                                     1.73%        1.73%        2.28%        2.06%        2.45%
  Net investment loss                           (.78)%(b)   (1.30)%      (1.58)%      (1.38)%      (1.47)%
Portfolio turnover rate                          189%         336%         294%         215%         311%


See footnote summary on page 24.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 23


(a) Based on average shares outstanding.
(b) Net of waivers/reimbursement by the Adviser.
(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


24 o ALLIANCE ALL-MARKET ADVANTAGE FUND


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Alliance All-Market Advantage Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance All-Market Advantage Fund, Inc. (the "Fund") at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express anopinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 22, 2005


ALLIANCE ALL-MARKET ADVANTAGE FUND o 25


ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment Plan (the "Plan"), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Computershare Investor Services (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either inshares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's accounts will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


26 o ALLIANCE ALL-MARKET ADVANTAGE FUND


The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to suspend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Investor Services, P.O. Box 43010, Providence, RI 02940-3010.

Since the filing of the most recent amendments to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, and (iii) no material changes in the principal risk factors associated with investment in the Fund.

ALLIANCE ALL-MARKET ADVANTAGE FUND o 27


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
Dr. James M. Hester(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Bardong, Vice President
Thomas Kamp, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Administrator
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agentand Registrar
The Bank of New York
101 Barclay Street
New York, NY 10286

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

(1) Member of the Audit Committee, the Governance and Nominating Committee and Independent Director Committee.
(2) Mr. Reilly is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

    This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

    Annual Certifications - As required, on April 21, 2005, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the period.


28 o ALLIANCE ALL-MARKET ADVANTAGE FUND


MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                        PORTFOLIOS
                                                                                        IN FUND            OTHER
NAME,                              PRINCIPAL                                            COMPLEX            DIRECTORSHIPS
ADDRESS, DATE OF BIRTH             OCCUPATION(S)                                        OVERSEEN BY        HELD BY
(FIRST YEAR ELECTED*)              DURING PAST 5 YEARS                                  DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR
Marc O.Mayer, **                   Executive Vice President of Alliance                81                   SCB Partners, Inc.
1345 Avenue of the                 Capital Management Corporation                                           SCB, Inc.
Americas,                          ("ACMC")** since 2001 and Chairman
New York, NY 10105                 of the Board of AllianceBernstein
10/2/57                            Investment Research and Management,
(2003)                             Inc. ("ABIRM") since 2000; prior thereto,
                                   Chief Executive Officer of Sanford
                                   C. Bernstein &Co., LLC (institutional
                                   research and brokerage arm of
                                   Bernstein &Co., LLC ("SCB&Co."))
                                   and its predecessor since prior to 2000.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #+          Investment adviser and an independent               108                   None
2 Sound View Drive                 consultant. He was formerly Senior
Suite 100                          Manager of Barrett Associates, Inc.,
Greenwich, CT 06830                a registered investment adviser, with
Chairman of the Board              which he had been associated since
9/7/32                             prior to 2000. He was formerly Deputy
(1994)                             Comptroller and Chief Investment
                                   Officer of the State of New York and,
                                   prior thereto, Chief Investment Officer
                                   of the New York Bank for Savings.

Ruth Block, #++                    Formerly an Executive Vice                          106                   None
500 SE Mizner Blvd.                President and Chief Insurance
Boca Raton, FL 33432               Officer of The Equitable Life
11/7/30                            Assurance Society of the United
(1994)                             States; Chairman and Chief
                                   Executive Officer of Evlico (insurance);
                                   Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty
                                   chemicals), Tandem Financial Group
                                   and Donaldson, Lufkin & Jenrette
                                   Securities Corporation; Governor at
                                   Large, National Association of Securities
                                   Dealers, Inc.

David H. Dievler, #                Independent consultant. Until                        107                  None
P.O. Box 167                       December 1994, he was Senior Vice
Spring Lake, NJ 07762              President of ACMC responsible
10/23/29                           for mutual fund administration.
(1994)                             Prior to joining ACMC in 1984, he was
                                   Chief Financial Officer of Eberstadt
                                   Asset Management since 1968.
                                   Prior tothat, he was a Senior Manager at
                                   Price Waterhouse & Co. Member
                                   of American Institute of Certified
                                   Public Accountants since 1953.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 29


                                                                                        PORTFOLIOS
                                                                                        IN FUND            OTHER
NAME,                              PRINCIPAL                                            COMPLEX            DIRECTORSHIPS
ADDRESS, DATE OF BIRTH             OCCUPATION(S)                                        OVERSEEN BY        HELD BY
(FIRST YEAR ELECTED*)              DURING PAST 5 YEARS                                  DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
(continued)

John H. Dobkin, #                  Consultant. Formerly, President                       106                None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002.
2/19/42                            Senior Adviser from June 1999-
(1994)                             June 2000 and President of Historic
                                   Hudson Valley(historic preservation)
                                   from December 1989-May 1999.
                                   Previously, Director of the National
                                   Academy of Design and during
                                   1988-1992, Director and Chairman
                                   of the AuditCommittee of ACMC.

Michael J. Downey, #               Consultant since January 2004.                         81             Asia Pacific Fund,
c/o Alliance Capital               Formerly managing partner of                                          Inc., and
  Management L.P.                  Lexington Capital, LLC (investment                                    The Merger Fund
Attn:Philip Kirstein               advisory firm) from December 1997
1345 Avenue of the                 until December 2003. Prior thereto,
  Americas                         Chairman and CEO of Prudential
New York, NY 10105                 Mutual Fund Management from
1/26/44                            1987 to 1993.
(2005)

Dr. James M. Hester, #             Formerly President of the Harry                        11                 None
25 Cleveland Lane                  Frank Guggenheim Foundation,
Princeton, NJ 08540                New York University and the New
4/19/24                            York Botanical Garden, Rector of
(1994)                             the United Nations University and
                                   Vice Chairman of the Board of the
                                   Federal Reserve Bank of NewYork.


*   There is no stated term of office for the Fund's Directors.
** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.
#   Member of the Audit Committee, the Governance & Nominating Committee and
Independent Directors Committee.
+   Member of the Fair Value Pricing Committee.
++ Ms. Block was an "interested person", as defined in the 1940 act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.


30 o ALLIANCE ALL-MARKET ADVANTAGE FUND


Officers of the Fund
Certain information concerning the Fund's Officers is set forth below.

NAME, ADDRESS*                POSITION(S)                   PRINCIPAL OCCUPATION
AND DATE OF BIRTH             HELD WITH FUND                DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------

Marc O. Mayer                 President and Chief           See biography above.
10/2/57                       Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent
5/29/45                       and Independent               Compliance Officer of the Alliance-
                              Compliance Officer            Bernstein Funds, with which he has
                                                            been associated since October 2004.
                                                            Prior thereto, he was Of Counsel to
                                                            Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since prior
                                                            to 2000 until March 2003.

Thomas J. Bardong             Vice President                Senior Vice President of ACMC**, with
4/28/45                                                     which he has been associated since
                                                            prior to 2000.

Thomas Kamp                   Vice President                Senior Vice President of ACMC**, with
8/11/61                                                     which he has been associated with
                                                            since prior to 2000.

John A. Koltes                Vice President                Senior Vice President of ACMC**, with
6/16/42                                                     which he has been associated with
                                                            since prior to 2000.

Daniel Nordby                 Vice President                Senior Vice President of ACMC**, with
4/27/44                                                     which he has been associated
                                                            since 2000.

Michael J. Reilly             Vice President                Senior Vice President of ACMC**, with
6/3/64                                                      which he has been associated
                                                            since prior to 2000.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant General
11/13/55                                                    Counsel and Assistant Secretary of
                                                            ABIRM**, with which she has been
                                                            associated since prior to 2000.

Mark D. Gersten               Treasurer and Chief           Senior Vice President of Alliance Global
10/4/50                       Financial Officer             Investor Services, Inc. ("AGIS")** and
                                                            Vice President of ABIRM**, with
                                                            which he has been associated since prior to
                                                            2000.

Vincent S. Noto               Controller                    Vice President of AGIS**, with which
12/14/64                                                    he has been associated since prior to
                                                            2000.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.
**  ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 31


Information Regarding the Review and Approval of the Fund's Advisory and Administration Agreements

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser and the continuance of the Administration Agreement between the Adviser (in such capacity, the "Administrator") and the Fund at a meeting held on September 14 and 16, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement and the Administration Agreement, the directors considered all factors they believed relevant, including the following:

   1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

   2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

   3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

   4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

   5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

   6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;



32 o ALLIANCE ALL-MARKET ADVANTAGE FUND


   7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;

   8. portfolio turnover rates for the Fund;

   9. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

   10.the Adviser's representation that it does not advise other clients with substantially similar investment objectives and strategies as the Fund;

   11.the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser;

   12.the terms of the Advisory Agreement; and

   13.the terms of the Administration Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement and Administration Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, that the Administrator should continue to be the administrator for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement and to the


ALLIANCE ALL-MARKET ADVANTAGE FUND o 33


Administrator pursuant to the Administration Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser
The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the
Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors noted that the Advisory Agreement for the Fund does not contain a reimbursement provision for the cost of certain administrative and other services provided by the Adviser. The directors noted that under the Administration Agreement, the Administrator, subject to the supervision of the directors, renders certain administrative services to the Fund, including specified duties with respect to, among other things, the preparation of reports required to be sent to the Fund's shareholders, the preparation of reports required to be filed with the Securities and Exchange Commission on Form N-SAR, arranging for the dissemination to shareholders of proxy materials, negotiating the terms and conditions under which custodian and dividend disbursing services will be provided and the related fees, arranging for the calculation of the net asset value of the Fund, the calculation of the basic fee payable to the Adviser and the adjustment to the basic fee based on the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index, determining the amounts available for distribution as dividends and distributions to shareholders, assisting the Fund's independent accountants with the filing of tax returns, monitoring compliance of the Fund's operations with the Act and with the Fund's investment policies and limitations, monitoring compliance of the Fund's operations with respect to short sales with the Investment Company Act of 1940 and with the Internal Revenue Code, and providing accounting and bookkeeping services.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement and noted that the scope of services provided by advisers and administrators of funds had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser (including in its capacity as Administrator of the Fund) is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and these compliance programs have recently been refined and


34 o ALLIANCE ALL-MARKET ADVANTAGE FUND


enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability to the Adviser
The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be used in 2005, and that it would differ in various respects from the methodology used in 2004 and in prior years.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits
The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its


ALLIANCE ALL-MARKET ADVANTAGE FUND o 35


policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the directors received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The directors also believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results
In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser based on information obtained from Lipper showing performance of the Fund compared to other funds in the Lipper Growth Funds Average (the "Lipper Average") for periods ending May 31, 2005 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (inception November 1994) and for calendar years 2004 to 1995, and compared to the Russell 1000 Growth Index (the Fund's benchmark). The directors noted that in the Lipper Average comparison, the Fund's performance was significantly above the Lipper medians in the YTD, 10-year and since-inception periods, somewhat below the Lipper median in the 1-year period and significantly below the Lipper medians in the 3- and 5-year periods, and that the Fund's calendar year performance was at the Lipper median in 2001, significantly above the Lipper medians in 1995 to 1999 and significantly below the Lipper medians in all other calendar year periods reviewed. The directors further noted that the Fund outperformed the Fund's benchmark in all periods reviewed except in the 3- and 5-year periods when it underperformed its benchmark. Based on their review and their discussion of the reasons for the Fund's underperformance in certain periods with the Adviser, the directors retained confidence in the Adviser's ability to continue to advise the Fund and concluded that


36 o ALLIANCE ALL-MARKET ADVANTAGE FUND


the Fund's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Fund's performance.

Advisory Fees and Other Expenses
The directors considered the latest fiscal period actual management fees paid by the Fund (advisory fees paid to the Adviser and administration fees paid to the Adviser (in its capacity as Administrator of the Fund)) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. In addition, the Fund's advisory fee incorporates a performance adjustment whereas most other funds do not pay fees with performance adjustments, making comparisons particularly difficult.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (other than money market funds).

Prior to their September 14 and 16, 2005 meeting, the directors requested a reduction in the advisory fees of the Fund to the levels charged to comparable open-end funds managed by the Adviser. At their September 14 and 16, 2005 meeting, the directors considered the Adviser's position that no fee adjustments were warranted in the Fund's particular circumstances, including the performance adjustment in its fee and the base fee waiver referred to below. After discussion with the directors, the Adviser agreed to continue the current 10 basis point base fee waiver until such time as the Board agreed that it could be discontinued.

The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in equity securities. They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The pro-


ALLIANCE ALL-MARKET ADVANTAGE FUND o 37


vision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Fund reflect the costs and risks of the additional obligations. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within a comparison group created by Lipper (an Expense Group, which Lipper described as a representative sample of comparable funds). Comparison information for an Expense Universe (described by Lipper as a broader group, consisting of all funds in the Fund's classification/objective with a similar load type as the Fund) was not provided by Lipper in light of the relatively small number of funds in the Fund's Lipper category. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's latest fiscal period actual management fees of 97.4 basis points (combined advisory and administration fees paid under the Advisory and Administration Agreements), which reflected a fee waiver, were significantly higher than the median for the Expense Group. The directors noted that the Fund currently benefits from a 10 basis point base advisory fee waiver and that the Adviser had previously agreed to continue the 10 basis point waiver until the Fund's cumulative performance from June 30, 2003 measured at the end of each quarter following June 30, 2005 exceeds that of the Large Cap Growth Lipper Average. As a result of the discussions referred to above, the Adviser had agreed to waive 10 basis points of the base advisory fee until such time as the Board agrees that the waiver may be terminated. The directors noted that the Fund's total expense ratio was significantly higher than the median for the Expense Group. The Adviser explained that the Fund's relatively high expense ratio was in part due to the Fund's small size (approximately $50 million), which results in fixed expenses of the Fund having a much larger impact on the expense ratio than is the case for larger funds. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors also noted that, effective October 1, 2005, the Fund's Shareholder Servicing Agreement with a third party broker-dealer would be terminated, resulting in a 10 basis point reduction in the Fund's expense ratio. The directors concluded that the Fund's expense ratio was acceptable in the Fund's particular circumstances.


38 o ALLIANCE ALL-MARKET ADVANTAGE FUND


Economies of Scale
The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 39


ALLIANCEBERNSTEIN FAMILY OF FUNDS

-------------------------------------------------------------------------------
Wealth Strategies Funds
-------------------------------------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-------------------------------------------------------------------------------
Blended Style Funds
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-------------------------------------------------------------------------------
Growth Funds
-------------------------------------------------------------------------------
Domestic
Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

-------------------------------------------------------------------------------
Value Funds
-------------------------------------------------------------------------------
Domestic
Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International
Global Value Fund
International Value Fund

-------------------------------------------------------------------------------
Taxable Bond Funds
-------------------------------------------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

-------------------------------------------------------------------------------
Municipal Bond Funds
-------------------------------------------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

-------------------------------------------------------------------------------
Intermediate Municipal Bond Funds
-------------------------------------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-------------------------------------------------------------------------------
Closed-End Funds
-------------------------------------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


40 o ALLIANCE ALL-MARKET ADVANTAGE FUND


SUMMARY OF GENERAL INFORMATION

Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the designation "AllncAll". The Fund also distributes its daily net asset valueto various financial publications or independent organizations such asLipper, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for theFund's shares arepublished in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as other newspapers ina table called "Closed-End Funds."

Dividend Reinvestment Plan
All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares ofthe Fund, thereby enabling you tocompound your returns from the Fund.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at (800) 432-8224.


ALLIANCE ALL-MARKET ADVANTAGE FUND o 41


Privacy Notice
Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which mayinclude information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintainingphysical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

ALLIANCE ALL-MARKET ADVANTAGE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AMAAR0905



ITEM 2.    CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c)   The following table sets forth the aggregate fees billed by the independent auditor PricewaterhouseCoopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                  Audit-Related
                  Audit Fees           Fees           Tax Fees
----------------------------------------------------------------
        2004       $45,000            $2,514          $35,400
        2005       $47,000            $1,880          $25,150

(d)   Not applicable.

(e) (1)   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2)   All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                           Total Amount of
                                                        Foregoing Column Pre-
                                                        approved by the Audit
                                 All Fees for                 Committee
                              Non-Audit Services        (Portion Comprised of
                                Provided to the          Audit Related Fees)
                            Portfolio, the Adviser      (Portion Comprised of
                            and Service Affiliates            Tax Fees)
-----------------------------------------------------------------------------
        2004                       $767,982                 [ $37,914 ]
                                                            (  $2,514 )
                                                            ( $35,400 )
        2005                     $1,005,924                 [ $27,030 ]
                                                            (  $1,880 )
                                                            ( $25,150 )


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

          Ruth Block                Michael J. Downey
          David H. Dievler          William H. Foulk, Jr
          John H. Dobkin            Dr. James M. Hester

ITEM 6.    SCHEDULE OF INVESTMENTS.
Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

October 2005




ALLIANCE CAPITAL MANAGEMENT L.P.

STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

CORPORATE GOVERNANCE: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

APPOINTMENT OF AUDITORS: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

CHANGES IN LEGAL AND CAPITAL STRUCTURE: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

ANTI-TAKEOVER MEASURES: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

EXECUTIVE COMPENSATION: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

SOCIAL AND CORPORATE RESPONSIBILITY: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

PROXY VOTING COMMITTEES

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

CONFLICTS OF INTEREST

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

LOANED SECURITIES

Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

PROXY VOTING RECORDS

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item is not yet effective with respect to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

The following exhibits are attached to this Form N-CSR:

      EXHIBIT NO.            DESCRIPTION OF EXHIBIT

      12 (a) (1)             Code of Ethics that is subject to the disclosure
                             of Item 2 hereof

      12 (b) (1)             Certification of Principal Executive Officer
                             Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

      12 (b) (2)             Certification of Principal Financial Officer
                             Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

      12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  Alliance All-Market Advantage Fund, Inc.

By:      /s/ Marc O. Mayer
             -------------
             Marc O. Mayer
             President

Date:     November 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
             -------------
             Marc O. Mayer
             President

Date:    November 29, 2005

By:      /s/ Mark D. Gersten
             ---------------
             Mark D. Gersten
             Treasurer and Chief Financial Officer

Date:    November 29, 2005